UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 6, 2026
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 6, 2026, Momentus Inc. (the “Company”) held its 2026 Special Meeting of Stockholders (the “Special Meeting”). A quorum was present at the meeting. The final results of voting for each matter submitted to a vote of stockholders at the Special Meeting are set forth below.

Matters submitted to the stockholders and voted upon at the Special Meeting, which are more fully described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 29, 2025 and the Company’s definitive proxy statement supplement filed with the SEC on January 22, 2026, were (i) to approve, pursuant to Nasdaq listing rules, the issuance of the Company’s Class A common stock in connection with the exercise of certain existing Convertible Notes and Warrants, and any future adjustments of the exercise price of the Warrants (the “Convertible Notes and Warrants Proposal”); (ii) to approve, pursuant to Nasdaq listing rules, the issuance of the Company’s Class A common stock in connection with the use of the Company’s Equity Line of Credit and the exercise of certain Pre-Funded Warrants, and any future adjustment of the ELOC rate (the “Equity Line of Credit Proposal”); (iii) to approve, pursuant to Nasdaq listing rules, the issuance of the Company’s Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “October 2025 Inducement Warrant Proposal”); (iv) to approve a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of the Company’s authorized shares of Class A common stock from 250,000,000 shares to 260,000,000 shares (the “Share Increase Proposal”); (v) to approve, pursuant to Nasdaq listing rules, the issuance of the Company’s Class A common stock in connection with the exercise of certain existing Inducement Warrants, and any future adjustments of the exercise price of the warrants (the “December 2025 Inducement Warrant Proposal”); (vi) any postponement or adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”); and (vii) to approve, pursuant to Nasdaq listing rules, the issuance of the Company’s Class A common stock in connection with the exercise of certain existing January 2026 Warrants, and any future adjustments of the exercise price of the warrants (the “January 2026 Warrant Proposal”). The numbers reported below are based on outstanding shares of the Company’s Class A common stock as of December 10, 2025, the record date for the Special Meeting, and, as such, have not been adjusted to reflect the reverse stock split of the Company’s Class A common stock effected on December 17, 2025.

At the Special Meeting, the Company’s stockholders approved all of the proposals except for the Share Increase Proposal. The final results were as follows:

Proposal 1
Convertible Notes and Warrants Proposal

The Convertible Notes and Warrants Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
8,382,509	317,830	53,596	6,679,319

Proposal 2
Equity Line of Credit Proposal

The Equity Line of Credit Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
8,382,119	322,679	49,137	6,679,319

Proposal 3
October 2025 Inducement Warrant Proposal

The October 2025 Inducement Warrant Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
8,385,074	320,037	48,824	6,679,319

Proposal 4
Share Increase Proposal

The Share Increase Proposal was not approved by the following vote:

For	Against	Abstain
14,445,976	941,345	45,933

Proposal 5
December 2025 Inducement Warrant Proposal

The December 2025 Inducement Warrant Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
8,374,593	324,939	54,403	6,679,319

Proposal 6
Adjournment Proposal

The Adjournment Proposal was approved by the following vote:

For	Against	Abstain
14,593,925	792,678	46,651

Proposal 7
January 2026 Warrant Proposal

The January 2026 Warrant Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
8,188,310	167,913	397,712	6,679,319

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	February 12, 2026	Title:	Chief Financial Officer